Semi-Annual Report


June 30, 2001                      Pilgrim Emerging
                                   Markets Fund, Inc.


                                                              [LOGO] ING PILGRIM

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


          Letter to Shareholders ...............................     1
          Portfolio Managers' Report ...........................     2
          Index Descriptions ...................................     4
          Statement of Assets and Liabilities ..................     5
          Statements of Operations .............................     6
          Statements of Changes in Net Assets ..................     7
          Financial Highlights .................................     8
          Notes to Financial Statements ........................     9
          Portfolio of Investments .............................    12

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the June 30, 2001 Semi-Annual Report for Pilgrim Emerging Markets Fund, Inc. (formerly Lexington Emerging Markets Fund, Inc., the "Fund").

On July 26, 2000, ReliaStar Financial Corp. ("ReliaStar") acquired Lexington Global Asset Managers, Inc., the parent company of Lexington Management Corporation. In conjunction with the acquisition, Pilgrim Investments, Inc. became Investment Adviser to the Fund.

On September 1, 2000 ING Groep N.V. (NYSE:ING) acquired ReliaStar, the indirect parent company of Pilgrim Investments, Inc., Adviser to the Fund and Pilgrim Group, Inc., Administrator to the Fund. In conjunction with the acquisition, the Adviser and Administrator changed their names to ING Pilgrim Investments, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Subsequently, in February 2001, ING Pilgrim Group, Inc. and ING Pilgrim Investments, Inc. became ING Pilgrim Group, LLC and ING Pilgrim Investments, LLC, respectively.

At ING Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. ING Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(SM)

Sincerely,

ING Pilgrim Group, LLC
August 8, 2001

                                                                       Portfolio
PILGRIM EMERGING MARKETS FUND, INC.                             Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Richard Saler and Philip Schwartz, Senior Vice Presidents; Jan-Wim Derks, Eric Anderson and Bratin Sanyal, Vice Presidents; ING Pilgrim Investments, LLC.

Goal: The Pilgrim Emerging Markets Fund (the "Fund") seeks long-term growth of capital primarily through investment in equity securities and equity equivalents of emerging markets companies.

Market Overview: In the first half of 2001 markets were dominated by concern over the effects of the sharp slowdown in US economic activity. Much of the discussion centered on whether the economy would go into outright recession and the Federal Reserve was evidently unwilling to take any chances, reducing the Fed Funds rate by a total of 23|M/4% in six installments during the first half of 2001.

The Asian markets, as represented by the MSCI Emerging Markets Free Asia Index, fell by 1.8% in US dollar terms during the period. A common cause for concern throughout Asia was the weakness in technology-related exports. For example, exports to the US account for some 8% and 12% of the entire GDP of the major Asian markets South Korea and Taiwan, respectively. GDP growth estimates for 2001 were slashed. Rising unemployment was evident. In addition, concern was being expressed about the slow pace of banking reform while political infighting continued to blight sentiment in many Asian countries. Again, throughout the region the prospect of a weaker Japanese Yen worried investors because Japan is a key competitor. The small first half loss may surprise many readers as indeed Korea managed to rise by over 16%. However, this was only a reaction to the very poor year in 2000, when Asian emerging markets lost 45% of their value.

The Latin American markets rose by 3.3% as represented by the MSCI Emerging Markets Free Latin America. As in Asia, the region is dominated by two markets, which account for about 80% of the total: Brazil which fell by 15.2% and Mexico which rose 23.2%. In Mexico, investors have been heartened by President Fox's reform agenda: the country's position as a low-cost, free-trade economy located next to the US where 90% of its exports go. Investment continues to flow into Mexico and the peso has been strong even against the dollar. Brazil has suffered from the contagion effect of investors' concern over neighbor Argentina, which seems unable to grow fast enough to persuade foreign creditors that they will get their $128 billion in loans back. This in turn is partly connected with the fact that the Argentine peso is linked to the strong US dollar. Brazil has also suffered from an energy crisis caused by an over-dependence on hydro-electricity in the face of very low rainfall. Outside Asia and Latin America the main story has been Turkey, which is trying to reform and is keen to join the European Union. However it is plagued by dysfunctional and corrupt banking and public procurement systems, while periodic breaks in investor confidence have led to heavy currency devaluations.

Performance: For the six months ended June 30, 2001, the Fund had a total return of -5.9%. During the same period the MSCI Emerging Markets Free (EMF) Index fell by 3.3%.

Portfolio Specifics: During the first half of 2001 the main change in the portfolio was to reduce weight in Latin America, recognizing deteriorating conditions in Brazil and taking the profits in Mexico and deploying the proceeds in Asian emerging markets. The main sectoral changes involved sales from telecommunications companies and purchases in the materials sector.

Market Outlook: It seems the US economy will take longer to come out of its downturn then most economists were expecting only a few months ago. With the European and Japanese economies also in the doldrums it is no surprise to see growth expectations for emerging markets also being brought down. In addition, the problems in Argentina and Turkey still persist, although less acute than before. In the mean time, Brazil will continue to suffer from a weak currency, heightened political risk and a higher equity market risk premium as a result. The Asian economies are still suffering from weak export demand. We believe World GDP will pick up late in the fourth quarter of 2001 or during the first half of 2002. Inflationary fears in Europe and six interest rate cuts in a row in the US make it more difficult to expect continued aggressive monetary easing going forward. Weak global GDP and earnings numbers might put some more pressure on the stock markets in the third quarter of 2001. However, we remain constructive with regard to the medium-to-longer term outlook for emerging markets. A recovery of global growth by the end of 2001 or early 2002 will very likely be anticipated by a rally in emerging markets.

Portfolio
Managers' Report                             PILGRIM EMERGING MARKETS FUND, INC.
--------------------------------------------------------------------------------

                                         Average Annual Returns for the
                                           Periods Ended June 30, 2001
                                         ------------------------------
                                                            Since Inception
                                         1 Year    5 Year       3/30/94
                                         ------    ------       -------
Pilgrim Emerging Markets Fund            -35.60%   -5.07%       -2.32%
MSCI EMF Index                           -25.82    -6.40        -3.58(1)
MSCI EAFE Index                          -23.32     3.19         5.01(1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Emerging Markets Fund against the MSCI EMF Index and MSCI EAFE Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Since inception performance for index is shown from 4/1/94.

Principal Risk Factor(s): International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

                  See accompanying index description on page 4.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The MSCI (EAFE) Index is an unmanaged index which consists of more than 1,400 securities in the U.S., Europe, Canada, Australia, New Zealand and the Far East. It is a generally accepted index for major overseas markets.

The MSCI Emerging Markets Free (EMF) Index is an unmanaged index which is comprised of companies representative of the market structure of 22 emerging countries in Europe, Latin America and the Pacific Rim Basin.

                 An investor cannot invest directly in an index.

       STATEMENT OF ASSETS AND LIABILITIES as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at value*                                            $ 18,189,050
Short-term securities, at amortized cost                                           2,889,423
Foreign currencies, at value**                                                       258,673
Receivables:
  Investment securities sold                                                          36,428
  Fund shares sold                                                                   489,112
  Dividends and interest                                                              62,680
Prepaid expenses                                                                       1,230
                                                                                ------------
  Total Assets                                                                    21,926,596
                                                                                ------------
LIABILITIES:
Payable for investment securities purchased                                        1,688,887
Payable for fund shares redeemed                                                      45,312
Payable to affiliates                                                                 15,364
Payable to custodian                                                                  22,926
Other accrued expenses and liabilities                                               191,139
                                                                                ------------
  Total Liabilities                                                                1,963,628
                                                                                ------------
NET ASSETS (equivalent to $7.18 per share on 2,779,885 shares outstanding)      $ 19,962,968
                                                                                ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                                                 $ 27,947,617
Undistributed net investment income                                                  122,498
Accumulated net realized loss on investments and foreign currencies               (6,165,459)
Net unrealized depreciation of investments and foreign currencies                 (1,941,688)
                                                                                ------------
NET ASSETS                                                                      $ 19,962,968
                                                                                ============
 *Cost of securities                                                            $ 20,124,895
**Cost of foreign currencies                                                    $    264,573

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                                                         Six Months          Year
                                                                           Ended             Ended
                                                                       June 30, 2001   December 31, 2000
                                                                       -------------   -----------------
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $25,769 and $24,723,
 respectively)                                                          $    252,157      $    232,747
Interest                                                                      63,739           226,199
                                                                        ------------      ------------
  Total investment income                                                    315,896           458,946
                                                                        ------------      ------------
EXPENSES:
Investment management fees                                                    86,756           318,288
Custodian and fund accounting expenses                                        70,409           117,502
Printing and postage expenses                                                 11,584            23,424
Administrative fees                                                           10,207            11,163
Miscellaneous expenses                                                         4,931            37,282
Transfer agent fees                                                            3,982             8,107
Professional fees                                                              3,620            30,674
Trustees fees                                                                  1,810           103,325
Registration and filing fees                                                      99             1,550
                                                                        ------------      ------------
  Total expenses                                                             193,398           651,315
                                                                        ------------      ------------
Net investment income (loss)                                                 122,498          (192,369)
                                                                        ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
Net realized gain (loss) on investments                                   (8,028,140)        6,465,375
Net realized loss on foreign currencies                                   (1,545,423)         (155,774)
Net change in unrealized appreciation (depreciation) of investments
 and foreign currencies                                                    8,198,285       (22,601,673)
                                                                        ------------      ------------
 Net realized and unrealized loss on investments and foreign
  currencies                                                              (1,375,278)      (16,292,072)
                                                                        ------------      ------------
Decrease in net assets resulting from operations                        $ (1,252,780)     $(16,484,441)
                                                                        ============      ============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                              Six Months            Year
                                                                Ended               Ended
                                                             June 30, 2001     December 31, 2000
                                                             -------------     -----------------
FROM OPERATIONS:
Net investment income (loss)                                 $    122,498        $   (192,369)
Net realized gain (loss) on investments and foreign
 currencies                                                    (9,573,563)          6,309,601
Net change in unrealized appreciation (depreciation) of
 investments and foreign currencies                             8,198,285         (22,601,673)
                                                             ------------        ------------
Net decrease in net assets resulting from operations           (1,252,780)        (16,484,441)
                                                             ------------        ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                               11,823,330          50,893,788
Cost of shares redeemed                                       (12,586,608)        (51,233,611)
                                                             ------------        ------------
Net decrease in net assets resulting from capital share
 transactions                                                    (763,278)           (339,823)
                                                             ------------        ------------
Net decrease in net assets                                     (2,016,058)        (16,824,264)
NET ASSETS:
Beginning of period                                            21,979,026          38,803,290
                                                             ------------        ------------
End of period                                                $ 19,962,968        $ 21,979,026
                                                             ============        ============
Undistributed net investment income at end of period         $    122,498        $         --
                                                             ============        ============

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM EMERGING MARKETS FUND, INC. (UNAUDITED)                       Highlights
--------------------------------------------------------------------------------

                                                            Six Months
                                                              Ended                    Year Ended December 31,
                                                             June 30,    -------------------------------------------------
                                                               2001      2000(1)     1999       1998       1997      1996
                                                              ------     ------     ------     ------     ------    ------
Per Share Operating Performance:
 Net asset value, beginning of period                    $      7.63      12.81       5.67       8.91      10.11      9.38
 Income (loss) from investment operations:
 Net investment income (loss)                            $      0.04      (0.07)     (0.02)      0.06       0.03      0.02
 Net realized and unrealized gain (loss) on investments
 and foreign currencies                                  $     (0.49)     (5.11)      7.20      (2.64)     (1.22)     0.71
 Total income (loss) from investment operations          $     (0.45)     (5.18)      7.18      (2.58)     (1.19)     0.73
 Less distributions from:
 Net investment income                                   $        --         --       0.04       0.04       0.01        --
 Net realized gains on investments                       $        --         --         --       0.62         --        --
 Total distributions                                     $        --         --       0.04       0.66       0.01        --
 Net asset value, end of period                          $      7.18       7.63      12.81       5.67       8.91     10.11
 Total return(2)                                         %     (5.90)    (40.44)    127.14     (27.95)    (11.81)     7.46
Ratios/Supplemental Data:
 Net assets, end of period (000's)                       $    19,963     21,979     38,803     15,391     24,052    21,678
 Ratio to average net assets:
 Net expenses after expense reimbursement(3)(4)          %      1.90       1.74       1.70       2.08       1.84      1.64
 Gross expenses prior to expense reimbursement(3)        %      1.90       1.74       1.70       2.08       1.91      2.23
 Net investment income (loss) after expense
 reimbursement(3)(4)                                     %      1.20      (0.51)     (0.25)      0.84       0.26      0.20
 Portfolio turnover rate                                 %        53        255        183        121        158        95

----------
(1) Effective July 26, 2000, ING Pilgrim Investments, LLC, became the Investment Manager of the Fund.
(2) Total return is calculated assuming reinvestment of all dividend and capital gain distributions at net asset value. Total return for more than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pilgrim Emerging Markets Fund, Inc. (formerly Lexington Emerging Markets Fund, Inc., the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets. With the exception of shares held in connection with initial capital of the Fund, shares of the Fund are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Investments. Securities transactions are accounted for on a trade date basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less at the date of acquisition are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by management in good faith under the direction of the Fund's Board of Directors. Realized gains and losses from investment transactions are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued as earned. Premium amortization and discount accretion are determined using the effective yield method.

Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, the Fund intends not to be subject to any federal excise tax.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Transactions. Assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at current exchange rates. Purchases and sales of investments, as well as income and expense items denominated in a foreign currency, are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from translation gains or losses due to changes in exchange rates and realized gains and losses on the settlement of foreign currency denominated receivables and payables. Realized gains and losses from the sale of foreign currencies as well as the settlement of forward foreign exchange contracts are separately disclosed in the statement of operations. The Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses.

--------------------------------------------------------------------------------

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges.

Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

NOTE 2 -- INVESTMENT ADVISER AND ADMINISTRATOR

The Fund pays an investment advisory fee to ING Pilgrim Investments, LLC at an annual rate of 0.85% of the Fund's average daily net assets. ING Pilgrim Investments, LLC has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but including management fees and operating expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the six months ended June 30, 2001.

Effective July 26, 2000, ING Pilgrim Group, LLC (the "Administrator") began serving as Administrator to the Fund. The Fund pays the Administrator a fee calculated at an annual rate of 0.10% of the Fund's average daily net assets.

At June 30, 2001, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

                Accrued              Accrued
                Advisory          Adminstrative
                  Fee                  Fee                Total
                --------          -------------          -------
                $ 13,744             $1,620              $15,364

NOTE 3 -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars, were as follows:

                    Six Months Ended June 30, 2001       Year Ended December 31, 2000
                    ------------------------------      ------------------------------
                       Shares            Amount            Shares            Amount
                    ------------      ------------      ------------      ------------
Shares sold            1,588,492      $ 11,823,330         4,182,525      $ 50,893,788
Shares redeemed       (1,687,426)      (12,586,608)       (4,334,007)      (51,233,611)
                    ------------      ------------      ------------      ------------
Net decrease             (98,934)     $   (763,278)         (151,482)     $   (339,823)
                    ============      ============      ============      ============

--------------------------------------------------------------------------------

NOTE 4 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for the six months ended June 30, 2001 were $9,898,003 and $10,742,853, respectively.

NOTE 5 -- INVESTMENT AND CONCENTRATION RISKS

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

Pilgrim
Emerging
Markets
Fund, Inc.

            PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                          -----------
COMMON STOCK: 83.74%
                    ARGENTINA: 0.34%
     2,910          Grupo Financiero Galicia SA ADR                 $    42,835
     1,825          Perez Companc SA ADR                                 24,638
                                                                    -----------
                    Total Argentina                                      67,473
                                                                    -----------
                    BELGIUM: 1.03%
     8,500          Fortis (B)                                          205,295
                                                                    -----------
                    Total Belgium                                       205,295
                                                                    -----------
                    BERMUDA: 0.37%
    12,000    @     Asia Global Crossing Ltd.                            73,030
                                                                    -----------
                    Total Bermuda                                        73,030
                                                                    -----------
                    BRAZIL: 3.54%
     8,335          Cia Paranaense de Energia ADR                        62,596
    17,440          Petroleo Brasileiro SA ADR                          407,922
     5,395          Unibanco -- Uniao de Bancos Brasileiros GDR         137,303
     6,600          Votorantim Celulose e Papel SA ADR                   99,660
                                                                    -----------
                    Total Brazil                                        707,481
                                                                    -----------
                    CHILE: 1.43%
     1,875          Cervecerias Unidas SA ADR                            41,250
     5,900    @     Compania Telecomunicaciones de Chile SA ADR          83,072
     5,250          Distribucion Y Servicio D&S ADR                      77,700
     7,370          Empresa Nacional de Electricidad SA ADR              82,913
                                                                    -----------
                    Total Chile                                         284,935
                                                                    -----------
                    CHINA: 3.44%
   260,000          Beijing Capital Intl. Airport                        81,669
 1,555,000          China Petroleum & Chemical Corp.                    311,008
   350,000          Guangshen Railway Co.                                63,720
   400,000          PetroChina Co. Ltd.                                  83,079
   320,000          Yanzhou Coal Mining Co. Ltd.                        147,696
                                                                    -----------
                    Total China                                         687,172
                                                                    -----------
                    EGYPT: 0.53%
     7,000    @     Mobinil-Eqyptian Mobile Netork                      104,874
                                                                    -----------
                    Total Egypt                                         104,874
                                                                    -----------
                    FRANCE: 1.26%
     1,800          Total Fina Elf SA                                   252,303
                                                                    -----------
                    Total France                                        252,303
                                                                    -----------
                    GERMANY: 1.11%
       760          Allianz AG                                          222,040
                                                                    -----------
                    Total Germany                                       222,040
                                                                    -----------
                    HONG KONG: 1.48%
   170,000    @     China Unicom                                        295,328
                                                                    -----------
                    Total Hong Kong                                     295,328
                                                                    -----------
                    HUNGARY: 1.73%
    11,000          Matav Rt. ADR                                       164,450
     3,500          OTP Bank Rt. GDR                                    180,775
                                                                    -----------
                    Total Hungary                                       345,225
                                                                    -----------
                    INDIA: 2.84%
     4,000    @     DR. Reddy's Laboratories ADR                         74,200
     1,700          Infosys Technologies Ltd. ADR                       110,500
    13,000    #     Reliance Industries Ltd. GDR                        202,800
     3,500          Satyam Computer Services ADR                         30,555
     6,000          State Bank Of India Ltd. GDR                         66,600
     2,900          Wipro Limited ADR                                    81,142
                                                                    -----------
                    Total India                                         565,797
                                                                    -----------
                    ISRAEL: 2.42%
    70,000          Bank Hapoalim Ltd.                                  171,559
     5,000          Teva Pharmaceutical Industries ADR                  311,500
                                                                    -----------
                    Total Israel                                        483,059
                                                                    -----------
                    ITALY: 0.89%
    17,700          Mediolanum SPA                                      178,498
                                                                    -----------
                    Total Italy                                         178,498
                                                                    -----------
                    JAPAN: 3.95%
    14,000          Marui Co. Ltd.                                      202,069
    20,000          Nomura Securities Co. Ltd.                          383,289
     3,100          Sony Corp.                                          203,833
                                                                    -----------
                    Total Japan                                         789,191
                                                                    -----------
                    MALAYSIA: 2.09%
    40,000          Malayan Banking BHD                                 108,421
    30,000          Nestle BHD                                          157,895
    25,000          Telekom Malaysia BHD                                 57,895
    40,000          Tenaga Nasional BHD                                  92,105
                                                                    -----------
                    Total Malaysia                                      416,316
                                                                    -----------
                    MEXICO: 11.36%
    11,264          America Movil SA de CV ADR                          234,967
    14,500    @     Carso Global Telecom SA                              34,829
    41,009          Cemex SA                                            218,292
     5,625          Coca-Cola Femsa SA ADR                              138,938
     2,800          Fomento Economico Mexicano SA ADR                   119,868
     4,500    @     Grupo Aeroportuario de Sureste SA ADR                84,150
    54,000          Grupo Financiero Banamex Accival SA                 139,845
   107,000    @     Grupo Financiero BBVA Bancomer                      106,232
    25,000    @     Grupo Financiero Inbursa SA                         107,123
     7,075    @     Grupo Iusacell SA de CV ADR                          48,887
     5,040    @     Grupo Televisa SA ADR                               201,650
    13,325          Telefonos de Mexico SA ADR                          467,574
     6,420          Tubos de Acero de Mexico SA ADR                      81,213
     6,865          TV Azteca SA de CV ADR                               44,005
    88,000          Walmart de Mexico/Mexico City                       239,072
                                                                    -----------
                    Total Mexico                                      2,266,645
                                                                    -----------
                    PANAMA: 0.08%
       800          Panamerican Beverages, Inc.                          16,240
                                                                    -----------
                    Total Panama                                         16,240
                                                                    -----------
                    PHILIPPINES: 0.28%
     4,000          Philippine Long Distance Telephone ADR               56,200
                                                                    -----------
                    Total Philippines                                    56,200
                                                                    -----------
                    POLAND: 2.08%
    16,000    @     Bank Pekao SA GDR                                   281,600
    30,000          Telekomunikacja Polska SA GDR                       134,100
                                                                    -----------
                    Total Poland                                        415,700
                                                                    -----------
                    RUSSIA: 3.95%
     5,000          Lukoil-Holding ADR                                  238,750
     5,000    @     Mobile Telesystems ADR                              137,000
    21,000          Surgutneftegaz ADR                                  266,280
    13,000          Unified Energy System GDR                           147,290
                                                                    -----------
                    Total Russia                                        789,320
                                                                    -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Markets
Fund, Inc.

      PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                          -----------
                    SOUTH AFRICA: 7.75%
    43,000          ABSA Group Ltd.                                 $   202,145
     3,800          Anglo American Platinum Corp.                       169,436
    20,000          Barloworld Ltd.                                     148,545
   175,000          FirstRand Ltd.                                      187,359
    10,000          Nedcor Ltd.                                         194,997
   125,000          Pick'n Pay Stores Ltd.                              162,239
   150,000          Sanlam Ltd.                                         204,933
    16,000          Sappi Ltd.                                          140,895
    15,000          Sasol Ltd.                                          137,119
                                                                    -----------
                    Total South Africa                                1,547,668
                                                                    -----------
                    SOUTH KOREA: 9.20%
       700          Cheil Communications, Inc.                           60,823
     7,000          H&CB                                                156,632
       800          Hankuk Electric Glass                                62,745
    13,000          Hyundai Motor Co.                                   282,891
    12,000          Kookmin Bank                                        161,015
    10,000          Korea Electric Power Corp.                          186,082
     8,000          Korea Telecom ADR                                   175,840
     9,668          LG Electronics                                      124,149
    20,000          LG Engineering & Construction Ltd.                  166,090
     7,000          Samsung Securities Co. Ltd.                         199,154
     2,500          Shinsegae Co. Ltd.                                  180,700
       550          SK Telecom                                           80,988
                                                                     ----------
                    Total South Korea                                 1,837,109
                                                                     ----------
                    SWEDEN: 0.50%
    18,200          Telefonaktiebolaget
                    LM Ericsson                                          99,595
                                                                    -----------
                    Total Sweden                                         99,595
                                                                    -----------
                    SWITZERLAND: 2.11%
     6,480          Novartis                                            234,636
     2,600          Roche Holding AG                                    187,420
                                                                    -----------
                    Total Switzerland                                   422,056
                                                                    -----------
                    TAIWAN: 9.04%
   100,000          Asustek Computer, Inc. GDR                          431,000
    27,000          HON HAI Precision Industry GDR                      329,400
    32,400    @     Taiwan Semiconductor Manufacturing Co. Ltd. ADR     492,156
    36,000    @     United Microelectronics ADR                         320,400
   274,850          Winbond Electronics Corp.                           230,705
                                                                    -----------
                    Total Taiwan                                      1,803,661
                                                                    -----------
                    THAILAND: 2.26%
    10,000          Advanced Info Service Public Co. Ltd.               106,519
    90,000    @     Bangkok Bank PLC                                     91,492
   985,373    @     KR Precision Public Co. Ltd.                        119,769
     5,000    @     Siam Cement                                          54,144
   180,000    @     Thai Farmers Bank                                    79,558
                                                                    -----------
                    Total Thailand                                      451,482
                                                                    -----------
                    TURKEY: 2.34%
 7,500,000          Aksigorta                                            61,402
 2,500,000          Anadolu Efes Biracilik Ve Malt Sanayii AS            95,847
 3,999,999          KOC Holding AS                                      103,834
18,999,999          Sabanci Holding                                      77,396
 3,846,591          Turkcell Iletisim Hizmet AS                          44,549
27,000,000          Yapi VE Kredi Bankasi                                84,105
                                                                    -----------
                    Total Turkey                                        467,133
                                                                    -----------
                    UNITED KINGDOM: 3.94%
     9,200          Barclays PLC                                        282,449
    20,500          Provident Financial PLC                             214,650
    20,000          South African Breweries PLC                         151,526
    62,200          Vodafone Group PLC                                  137,964
                                                                    -----------
                    Total United Kingdom                                786,589
                                                                    -----------
                    VENEZUELA: 0.40%
     3,430          Compania Anonima Nacional Telefonos de
                      Venezuela ADR                                      80,399
                                                                    -----------
                    Total Venezuela                                      80,399
                                                                    -----------
                    Total Common Stock (Cost $18,433,632)            16,717,814
                                                                    -----------
PREFERRED STOCK: 7.37%
                    BRAZIL: 7.37%
 2,193,707          Banco Itau SA                                       192,205
     4,810          Brasil Telecom Participacoes SA ADR                 202,068
     6,650          Cia Siderurgica Nacional ADR                        122,360
     2,100          Companhia Brasileira de Distribuicao
                      Grupo Pao de Acucar ADR                            48,741
     9,825          Companhia de Bebidas das Americas ADR               227,449
     8,340          CVRD-Companhia Vale do Rio Doce                     189,626
     7,425          Embratel Participacoes SA ADR                        55,539
     4,240          Empresa Bras de Aeronautica ADR                     165,572
    11,005          Tele Norte Leste Participacoes SA ADR               167,936
     2,415          Telemig Celular Participacoes SA ADR                 99,740
                                                                    -----------
                    Total Brazil                                      1,471,236
                                                                    -----------
                    Total Preferred Stock (Cost $1,691,263)           1,471,236
                                                                    -----------
                    Total Long-Term Investments (Cost $20,124,895)   18,189,050
                                                                    -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Markets
Fund, Inc.

      PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal
  Amount                                                               Value
----------                                                          -----------
SHORT-TERM INVESTMENTS: 14.48%
                    U.S. Government Obligations: 14.48%
$  900,000          Federal Home Loan Mortgage Discount Notes,
                      3.800%, due 07/02/01                          $   899,905
 2,000,000          United States Treasury Bills, 3.560%,
                      due 08/23/01                                    1,989,518
                                                                    -----------
                    Total Short-Term Investments (Cost $2,889,423)    2,889,423
                                                                    -----------
                    Total Investments in Securities
                      (Cost $ 23,014,318)*               105.59%    $21,078,473
                    Other Assets and Liabilities-Net      -5.59%     (1,115,505)
                                                         ------     -----------
                    Net Assets                           100.00%    $19,962,968
                                                         ======     ===========

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                    Gross Unrealized Appreciation                   $   944,399
                    Gross Unrealized Depreciation                    (2,880,244)
                                                                    -----------
                    Net Unrealized Depreciation                     $(1,935,845)
                                                                    ===========

@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
ADR  American Depository Receipt
GDR  Global Depository Receipt

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Markets
Fund, Inc.

      PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                             Net Assets
--------                                                           -------------
Advertising                                                             0.30%
Aerospace/Defense                                                       0.83%
Auto Manufacturers                                                      1.42%
Banks                                                                  11.98%
Beverages                                                               3.36%
Building Materials                                                      1.36%
Chemicals                                                               1.02%
Computers                                                               0.60%
Diversified Financial Services                                          8.07%
Electric                                                                2.86%
Electrical Components & Equipment                                       0.62%
Electronics                                                             4.12%
Engineering & Construction                                              1.66%
Food                                                                    1.04%
Forest Products & Paper                                                 1.21%
Holding Companies -- Diversified                                        2.25%
Home Furnishings                                                        1.02%
Insurance                                                               3.34%
Iron/Steel                                                              0.61%
Media                                                                   1.23%
Metal Fabricate/Hardware                                                0.41%
Mining                                                                  2.54%
Oil & Gas                                                               8.50%
Pharmaceuticals                                                         4.05%
Retail                                                                  4.32%
Semiconductors                                                          5.22%
Software                                                                1.11%
Telecommunications                                                     15.74%
Transportation                                                          0.32%
Short-Term Investments                                                 14.48%
Other Assets and Liabilities, Net                                      -5.59%
                                                                      ------
Net Assets                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

INVESTMENT MANAGER

ING Pilgrim Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR

ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

TRANSFER AGENT

DST Systems, Inc.
P.O. Box 219368
Kansas City, Missouri 64141-6368

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street Boston,
Massachusetts 02109

LEGAL COUNSEL

Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS

KPMG LLP
355 South Grand Avenue
Los Angeles, California 90071

Prospectus containing more complete information regarding the Fund, including charges and expenses, may be obtained by calling The Pilgrim Funds at 1-800-992-0180. Please read the prospectus carefully before you invest or send money.

[LOGO] ING PILGRIM                                      EMMKTSEMIAN063001-082301